Filed Pursuant to Rule 497(e)
Registration No. 333-174323

BROOKFIELD INVESTMENT FUNDS

Center Coast Brookfield Midstream Focus Fund

(the “Fund”)

Supplement dated February 3, 2022 to the Fund’s

Prospectus dated January 28, 2022

Performance Table Correction

Under the heading “Performance,” in the table, the performance information for the Alerian Midstream Energy Index is hereby amended, in pertinent part, as follows:

Average Annual Total Returns for the periods ended December 31, 2021, with maximum sales charge, if applicable

	One Year	Five Years	Ten Years	Since Inception(1)
....
Alerian Midstream Energy Index(4)	38.42%	N/A(5)	N/A(5)	N/A(5)
....

(1)	The Predecessor Fund commenced operations on December 31, 2010.

....

(4)	The Alerian MLP Index is the leading gauge of energy infrastructure Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMZ) and on a total-return basis (AMZX). The Alerian Midstream Energy Index is a broad-based composite of North American energy infrastructure companies. The capped, float-adjusted, capitalization-weighted index, whose constituents earn the majority of their cash flow from midstream activities involving energy commodities, is disseminated real-time on a price-return basis (AMNA) and on a total-return basis (AMNAX). The S&P 500® Index is an unmanaged weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market. Unless otherwise noted, all indices are Total Return indices (return includes price change + dividends/interest). Indexes are not managed and an investor cannot invest directly in an index.

(5)	Data for the Alerian Midstream Energy Index is unavailable prior to its inception date of June 25, 2018.

Capitalized terms used herein but not defined shall have the meanings assigned to them in the Fund’s Prospectus.

Please retain this Supplement for reference.